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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 6, 2009
                Date of Earliest Event Reported: February 2, 2009

                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


          California                 1-11476            95-3977501
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 (State or other jurisdiction      (Commission       (I.R.S. Employer
       of incorporation)          File Number)     Identification No.)

20400 Stevens Creek Road
7th Floor
Cupertino, California                                              95014
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  (Address of principal executive offices)                       (Zip Code)

    Registrant's telephone number, including area code:     (408) 517-3306


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         AMENDMENTS TO AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
         ---------------------------------------------------------------

         As previously reported on a Current Report on Form 8-K filed on May 20, 2008 with the Securities and Exchange Commission (the "SEC"), on May 19, 2008, World Waste Technologies, Inc., a California corporation ("WORLD WASTE"), entered into an Amended and Restated Agreement and Plan of Merger (as amended thereafter, the "MERGER AGREEMENT") with Vertex Energy, L.P., a Texas limited partnership ("VERTEX LP"), Vertex Energy, Inc., a Nevada corporation ("VERTEX NEVADA"), Vertex Merger Sub, LLC, a California limited liability company and wholly owned subsidiary of Vertex Nevada ("MERGER SUBSIDIARY"), and Benjamin P. Cowart, as agent for the shareholders of Vertex Nevada (the "AGENT") (collectively, the "VERTEX PARTIES").

         On January 28, 2009, the parties entered into Amendment Number 3 to the Merger Agreement which provides that either of World Waste, on the one hand, or the Vertex Parties, on the other hand, may terminate the Merger Agreement if the merger has not closed on or before March 31, 2009.

         As described below under "Vertex LP Note," on February 2, 2009, World Waste loaned Vertex LP $1.0 million to enable Vertex LP to satisfy certain trade payables. In connection with this loan, on February 2, 2009, the parties entered into Amendment Number 4 to the Merger Agreement which provides that the amount of cash that World Waste is required to have on hand at the closing is reduced from $5.0 million to $2.4 million (unless the loan is repaid in full prior to the closing of the merger, in which case the required cash balance is increased to $4.8 million). Amendment Number 4 also provides that, unless the loan is repaid in full prior to the closing of the merger, the removal of Mr. Cowart as personal guarantee on certain indebtedness being assumed by Vertex Nevada in the merger is no longer a condition to the obligation of the Vertex Parties' to close the merger. The foregoing is a summary of the material terms of the Amendments, and is qualified by the full text of the Amendments, which are filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and are incorporated herein.

         VERTEX LP NOTE
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         NOTE PURCHASE AGREEMENT

         On February 2, 2009, World Waste entered into a note purchase agreement ("PURCHASE AGREEMENT") with Vertex LP, pursuant to which World Waste made available to Vertex LP funds in the aggregate principal amount of $1,000,000 ("LOAN AMOUNT"). In connection with the Purchase Agreement, Vertex LP also issued a secured promissory note to World Waste in the aggregate principal amount of $1,000,000 (the "NOTE"). In addition to the foregoing, World Waste also entered into (i) a security agreement with Vertex LP (the "SECURITY AGREEMENT") pursuant to which Vertex LP provided World Waste a security interest in all of Vertex LP's assets and properties to secure its obligations under the Note and Purchase Agreement; and (ii) a guaranty agreement with Benjamin P. Cowart (the "GUARANTY") pursuant to which Mr. Cowart guaranteed all of the obligations of Vertex LP under the Note, the Purchase Agreement and the Security Agreement.

         Pursuant to the Purchase Agreement, Vertex LP covenanted to use proceeds of the Loan Amount to finance trade payables to certain of its feedstock suppliers, subject to certain terms and conditions specified in an exhibit to the Purchase Agreement. The Purchase Agreement includes customary representations and warranties for transactions of this nature.


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         THE NOTE

         The Note issued pursuant to the Purchase Agreement will accrue interest on the aggregate outstanding principal amount ($1,000,000) at the rate of 12% per annum. Interest shall be computed on the Note based on a 365-day calendar year. The Note and interest thereon shall be payable in full on the first to occur of (i) April 30, 2009, (ii) upon consummation of the merger and other transactions contemplated in the Merger Agreement, or (iii) the 60-day anniversary of the date on which the Merger Agreement is terminated by the parties thereto. Vertex LP may prepay the Note at any time without penalty.

         Pursuant to the Note, World Waste and Vertex LP agree that if the Note becomes due upon closing of the Merger, repayment of the Note shall be made pursuant to a dollar-for-dollar reduction in the payments required to be made by World Waste in accordance with Section 6.1(i) of the Merger Agreement. Repayment of the Note is subordinate in right of payment to certain amounts owed by Vertex LP under an existing loan agreement. The Note includes customary negative covenants, including covenants restricting Vertex LP from incurring additional indebtedness, and granting security interests or liens on its assets, except as may be permitted under the Note.

         THE SECURITY AGREEMENT

         In connection with the Purchase Agreement and the Note, World Waste and Vertex LP entered into a security agreement, dated as of February 2, 2009 ("SECURITY AGREEMENT"). Pursuant to the Security Agreement, Vertex LP granted to World Waste a senior subordinated security interest and continuing lien in all right, title and interest of Vertex LP to all of its assets and properties, including its general intangibles, as more specifically set forth in the Security Agreement (collectively, the "COLLATERAL").

         The Security Agreement includes customary representations and warranties by Vertex LP with respect to the Collateral, including representations relating to Vertex LP's good and valid title in the Collateral. The Security Agreement also includes customary events of defaults and covenants, including covenants restricting Vertex LP from granting additional security interests in the Collateral.

         The security interest granted under the Security Agreement shall terminate upon repayment of the Note, and when Vertex LP shall have performed all of its obligations under the Purchase Agreement and the Note.

         THE GUARANTY

         In connection with the transactions contemplated under the Purchase Agreement and the Note, World Waste entered into guaranty with Benjamin P. Cowart, dated as of February 2, 2009 (the "GUARANTY"), pursuant to which Mr. Cowart guaranteed the full repayment of the Note by Vertex LP, and the performance by Vertex LP of any of its obligations under the Purchase Agreement, the Note and the Security Agreement.

         As security for performance of Mr. Cowart's obligations under the Guaranty, Mr. Cowart granted World Waste a first-priority lien in all of his ownership interests in Vertex LP, including any distributions or dividends payable in respect thereof. The security interest granted to World Waste under the Guaranty shall terminate upon repayment of the Note, and when Vertex LP shall have performed all of its obligations under the Purchase Agreement, the Note and the Security Agreement.

      Copies of the Purchase Agreement, the Note, the Security Agreement and the Guaranty are filed as exhibits to this Current Report on Form 8-K. The summaries of the Purchase Agreement, the Note, the Security Agreement and the Guaranty set forth above are qualified by reference to such exhibits.


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         ADDITIONAL INFORMATION AND WHERE TO FIND IT

         The information in this Current Report on Form 8-K is not a substitute for the definitive proxy statement and other documents regarding the merger that World Waste will file with the SEC and will mail to its shareholders subsequent to the filing of this Current Report on Form 8-K. WORLD WASTE'S SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN ADDITIONAL IMPORTANT INFORMATION ABOUT WORLD WASTE, THE MERGER AND RELATED MATTERS. Investors and shareholders may obtain free copies of these materials (when they are available) and other documents filed with the SEC at the SEC's website at www.sec.gov. A free copy of the definitive proxy statement when it becomes available may also be obtained from World Waste Technologies, Inc., 20400 Stevens Creek Road, 7th Floor, Cupertino, California 95014, Attention: Adam Shore. The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from World Waste's shareholders with respect to the merger. Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of World Waste and its respective executive officers and directors in the proposed merger by reading the definitive proxy statement.

         FORWARD-LOOKING STATEMENTS

         This Current Report on Form 8-K contains forward-looking statements related to, among other things, the completion of the merger and the other transactions contemplated by the Merger Agreement. Investors are cautioned that forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those contemplated in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Merger Agreement to satisfy the conditions to closing specified in the Merger Agreement, including, without limitation, receipt of the affirmative vote of World Waste's shareholders, World Waste's ability to maintain a sufficient cash balance, and other risks and uncertainties outlined in World Waste's documents filed with the SEC. All forward-looking statements and other information in this Current Report on Form 8-K are based upon information available as of the date of this Report. Such information may change or become invalid after the date of this Current Report, and, by making these forward-looking statements, World Waste undertakes no obligation to update these statements after the date of this Current Report, except as required by law.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

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
            EXHIBIT NO.                                            DESCRIPTION
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                2.1              Amendment No. 3, dated as of January 28, 2009, to Amended and Restated
                                 Agreement and Plan of Merger by and among World Waste Technologies, Inc.,
                                 Vertex Energy, L.P., Vertex Energy, Inc., Vertex Merger Sub, LLC and Benjamin
                                 P. Cowart.
                2.2              Amendment No. 4, dated as of February 2, 2009, to Amended and Restated
                                 Agreement and Plan of Merger by and among World Waste Technologies, Inc.,
                                 Vertex Energy, L.P., Vertex Energy, Inc., Vertex Merger Sub, LLC and Benjamin
                                 P. Cowart.
                10.1             Note Purchase Agreement, dated as of February 2, 2009, by and between
                                 World Waste Technologies, Inc., and Vertex Energy LP.
                10.2             Senior Subordinated Secured Promissory Note, dated as of February 2, 2009, by and between World Waste Technologies, Inc., and Vertex Energy, L.P.

                10.3             Security Agreement, dated as of February 2, 2009, by and between World
                                 Waste Technologies, Inc., and Vertex Energy, L.P.
                10.4             Guaranty dated as of February 2, 2009, by Benjamin P. Cowart in favor of
                                 World Waste Technologies, Inc.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              WORLD WASTE TECHNOLOGIES, INC.

Date: February 5, 2009                        By:  /s/ John Pimentel
                                                   -----------------------------
                                                   John Pimentel
                                                   Chief Executive Officer






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